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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: March 31, 2004



                              RETAIL VENTURES, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Ohio                       1-10767                31-1322832
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NUMBER)


                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                              ---------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

           Exhibit No.                   Description
           -----------      ----------------------------------------------

              99.1          Retail Ventures, Inc. press release dated
                            March 31, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 31, 2004, Retail Ventures, Inc. (the "Company") issued a press release regarding its consolidated financial results for the fourth quarter ended January 31, 2004. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The Company will also present its financial results for the fourth quarter ended January 31, 2004 during a conference call on April 1, 2004 at 8:00 a.m. EST which is available over the Internet at www.retailventuresinc.com. A replay of the conference call will be available from 6:00 p.m. EST April 1, 2004 through May 1, 2004 by calling (800) 839-0860 (confirmation code: 1249).

The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Retail Ventures, Inc.

Date: March 31, 2004                    By: /s/ James A. McGrady
                                            --------------------------------
                                            James A. McGrady, Executive Vice
                                            President and Chief Financial
                                            Officer



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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------      --------------------------------------------------------

  99.1           Retail Ventures, Inc. press release dated March 31, 2004.